POWER OF ATTORNEY


	Know all by these present, that the

undersigned, Kenneth A. Kurtzman, hereby constitutes and appoints Michael

D. Price, Joseph F. Fisher and Michael E. Lombardozzi, signing singly, the undersigned's true and lawful attorney-in-fact to:

	   (1)
execute for
and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Platinum Underwriters Holdings, Ltd. or one of its subsidiaries (the "Company"), Forms 3, 4, and 5 in accordance with
Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

	(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and
Exchange Commission and any stock exchange or similar authority; and


	(3) take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of such
attorney-in-fact, may be of benefit
to, in the best interest of, or
legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.


The undersigned hereby grants
to such attorney-in-fact full power and
authority to do and perform any
and every act and thing whatsoever
requisite, necessary, or proper to be
done in the exercise of any of the
rights and powers herein granted, as
fully to all intents and purposes as
the undersigned might or could do if
personally present, with full power of
substitution or revocation, hereby
ratifying and confirming all that such
attorney-in-fact, or such
attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the

Securities Exchange Act of 1934.

This Power of Attorney shall
remain
in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned
has caused this
Power of Attorney to be executed as of this 20th day of March, 2006.



 /s/ Kenneth A. Kurtzman
Kenneth A. Kurtzman